UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21416

John Hancock Tax-Advantaged Dividend Income Fund
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone
Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2013

ITEM 1. REPORTS TO STOCKHOLDERS.

John Hancock
INVESTMENTS

John Hancock

Tax-Advantaged Dividend Income Fund

Annual Report
10.31.13

Ticker | **HTD**

Management’s discussion of
Fund performance

By John Hancock Asset Management, a division of Manulife Asset Management (US) LLC and Analytic Investors, LLC

Dividend-paying securities posted mixed results during the 12-month period ended October 31, 2013. Preferred securities posted modest gains, but significantly lagged U.S. common stocks. In contrast, utilities sector common stocks fared very well, bolstered in large measure by yield-hungry investors’ renewed appetite for common stocks.

For the period, John Hancock Tax-Advantaged Dividend Income Fund returned 7.28% at closing net asset value (NAV) and 2.37% at closing market price. The difference in the fund’s performance at NAV and its performance at market price stems from the fact that the market share price is subject to the dynamics of secondary market trading, which could cause it to trade at a discount or premium to the fund’s NAV at any time. By comparison, the group of preferred stock closed-end diversified equity dividend funds tracked by UBS Securities LLC returned an average of 20.57% at closing NAV and 20.81% at closing market price. For the same 12-month period, the Bank of America Merrill Lynch Preferred Stock DRD-Eligible Index and the S&P MidCap 400 Utilities Index —which represent portions of the fund’s strategy—returned –2.66% and 24.67%, respectively. During the period, small- and mid-cap utilities stocks—which dominate the S&P 400 MidCap Utilities Index—outpaced their larger-cap counterparts, in which the fund had relatively more exposure. Furthermore, our goal of maintaining a diversified portfolio meant the fund was less concentrated in the best performers of the index. Together, these factors curtailed the fund’s performance relative to the index.

Some of the fund’s best-performing holdings were the common stocks of OGE Energy Corp., Spectra Energy Corp., and ONEOK, Inc., all of which benefited from rising revenue and earnings growth stemming from the emerging shale gas industry. The performance of some low-coupon preferred securities, including Interstate Power & Light Company and PPL Capital Funding, Inc. were some of the fund’s worst performers. In contrast, some older, comparatively high-coupon holdings did better, including Wells Fargo & Company, Deutsche Bank Contingent Capital Trust III, and a holding in Duquesne Light Company.

This commentary reflects the views of the portfolio managers through the end of the period discussed in this report. The managers’ statements reflect their own opinions. As such, they are in no way guarantees of future events and are not intended to be used as investment advice or a recommendation regarding any specific security. They are also subject to change at any time as market and other conditions warrant.

Tax changes – In prior years, certain dividends paid by the fund were generally taxed to individuals at a rate of 15%. For tax years beginning after December 31, 2012, the maximum income tax rate for individuals with respect to such dividend income has increased to 20%. In addition, for those tax years, an additional 3.8% Medicare tax applies to such dividend income, for a total maximum rate of 23.8%.

Past performance is no guarantee of future results.

Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors and investments focussed on one sector may fluctuate more widely than investments across sectors.

6	Tax-Advantaged Dividend Income Fund | Annual report

Portfolio summary

Top 10 Issuers (27.4% of Total Investments on 10-31-13)[1,2]

Deutsche Bank	3.0%	Integrys Energy Group, Inc.	2.8%

MetLife, Inc.	2.9%	Spectra Energy Corp.	2.8%

PPL Corp.	2.9%	Interstate Power & Light Company	2.6%

Wells Fargo & Company	2.9%	Northeast Utilities	2.4%

ONEOK, Inc.	2.8%	SCE Trust	2.3%

Sector Composition[1,3]

Utilities	53.9%	Telecommunication Services	6.5%

Financials	32.4%	Industrials	0.2%

Energy	6.9%	Short-Term Investments	0.1%

1 As a percentage of total investments on 10-31-13.
2 Cash and cash equivalents not included.
3 Sector investing is subject to greater risks than the market as a whole. Because the fund may focus on particular sectors of the economy, its performance may depend on the performance of those sectors.

Annual report | Tax-Advantaged Dividend Income Fund	7

Fund’s investments

As of 10-31-13

	Shares	Value

Common Stocks 77.5% (50.2% of Total Investments)		$600,939,490

(Cost $457,583,128)

Energy 10.6%		82,275,352

Oil, Gas & Consumable Fuels 10.6%

Apache Corp.	71,182	6,320,962

BP PLC, ADR (Z)	187,500	8,718,750

Chevron Corp. (Z)	40,000	4,798,400

ConocoPhillips (Z)	120,000	8,796,000

Royal Dutch Shell PLC, ADR	79,000	5,266,140

Spectra Energy Corp. (Z)	930,000	33,080,100

Total SA, ADR (Z)	250,000	15,295,000

Telecommunication Services 4.6%		35,727,100

Diversified Telecommunication Services 2.8%

AT&T, Inc. (Z)	400,000	14,480,000

Verizon Communications, Inc. (Z)	140,000	7,071,400

Wireless Telecommunication Services 1.8%

Vodafone Group PLC, ADR (Z)	385,000	14,175,700

Utilities 62.3%		482,937,038

Electric Utilities 26.1%

American Electric Power Company, Inc. (Z)	590,000	27,635,600

Duke Energy Corp. (Z)	310,000	22,236,300

Entergy Corp.	204,500	13,235,240

FirstEnergy Corp. (Z)	630,000	23,858,100

Northeast Utilities (Z)	657,500	28,200,175

OGE Energy Corp.	670,000	24,723,000

PPL Corp.	455,000	13,936,650

The Southern Company (Z)	375,000	15,341,250

UIL Holdings Corp. (C)	510,000	19,645,200

Xcel Energy, Inc. (Z)	470,000	13,564,200

Gas Utilities 8.9%

AGL Resources, Inc.	100,550	4,812,323

Atmos Energy Corp.	605,000	26,783,350

Northwest Natural Gas Company (Z)	85,000	3,691,550

ONEOK, Inc. (C)	600,000	33,900,000

Multi-Utilities 27.3%

Alliant Energy Corp. (Z)	160,000	8,355,200

Ameren Corp. (Z)	555,000	20,079,900

8	Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

	Shares	Value
Multi-Utilities (continued)

Black Hills Corp. (Z)	545,000	$27,642,400

Dominion Resources, Inc. (Z)	420,000	26,775,000

DTE Energy Company (Z)	265,000	18,322,100

Integrys Energy Group, Inc. (Z)	485,000	28,459,800

National Grid PLC, ADR (Z)	230,000	14,473,900

NiSource, Inc.	785,000	24,743,200

Public Service Enterprise Group, Inc. (Z)	200,000	6,700,000

TECO Energy, Inc.	500,000	8,585,000

Vectren Corp. (Z)	780,000	27,237,600

Preferred Securities 76.2% (49.4% of Total Investments)		$591,008,788

(Cost $616,427,383)

Financials 50.0%		387,514,765

Capital Markets 8.1%

Morgan Stanley, 7.125%	300,000	7,785,000

State Street Corp., 5.250% (Z)	1,000,000	21,830,000

The Bank of New York Mellon Corp.,
5.200% (Z)	455,000	9,473,100

The Goldman Sachs Group, Inc., 5.950%	810,000	18,144,000

The Goldman Sachs Group, Inc., Series B,
6.200% (Z)	215,000	5,246,000

Commercial Banks 19.3%

Barclays Bank PLC, Series 3, 7.100% (Z)	30,000	756,000

Barclays Bank PLC, Series 5, 8.125% (Z)	505,000	12,882,550

BB&T Corp. (Callable 11-1-17), 5.200%	480,000	9,696,000

BB&T Corp. (Callable 6-1-18), 5.200%	263,900	5,330,780

BB&T Corp., 5.625%	520,000	11,024,000

HSBC Holdings PLC, 8.000% (C)	325,000	8,888,750

HSBC Holdings PLC, 8.125% (Z)	50,000	1,286,500

HSBC USA, Inc., 6.500%	19,500	477,750

PNC Financial Services Group, Inc., 5.375% (C)	470,000	9,935,800

PNC Financial Services Group, Inc. (6.125% to
5-1-22, then 3 month LIBOR + 4.067%)	40,000	1,015,200

Royal Bank of Scotland Group PLC, Series L,
5.750% (Z)	855,000	17,100,000

Santander Finance Preferred SA Unipersonal,
Series 10, 10.500% (Z)	277,000	7,437,450

Santander Finance Preferred SA, Series 1,
6.410% (Z)	15,500	366,575

Santander Holdings USA, Inc., Series C,
7.300%	111,610	2,798,063

U.S. Bancorp, 5.150% (C)	855,000	18,271,350

U.S. Bancorp (6.500% to 1-15-22, then
3 month LIBOR + 4.468%)	305,000	8,180,100

Wells Fargo & Company, 8.000%	1,207,000	34,327,080

Consumer Finance 2.6%

HSBC Finance Corp., Depositary Shares,
Series B, 6.360% (Z)	690,000	16,649,700

SLM Corp., Series A, 6.970% (Z)	74,000	3,480,220

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund	9

	Shares	Value
Diversified Financial Services 14.8%

Bank of America Corp., 6.375% (Z)	139,000	$3,320,710

Bank of America Corp., 6.625% (Z)	355,000	8,910,500

Bank of America Corp., Depositary Shares,
Series D, 6.204% (Z)	230,000	5,540,700

Citigroup, Inc., Depositary Shares, Series AA,
8.125%	270,400	8,001,136

Deutsche Bank Capital Funding Trust VIII,
6.375% (Z)	282,000	6,804,660

Deutsche Bank Contingent Capital Trust II,
6.550% (C)	310,000	7,768,600

Deutsche Bank Contingent Capital Trust III,
7.600% (Z)	797,893	21,184,059

ING Groep NV, 6.200% (Z)	109,100	2,537,666

ING Groep NV, 7.050% (Z)	150,000	3,747,000

JPMorgan Chase & Company, 5.450%	220,000	4,727,800

JPMorgan Chase & Company, 5.500%	970,000	21,039,300

RBS Capital Funding Trust VII, 6.080% (Z)	983,000	21,527,700

Insurance 4.9%

Aegon NV, 6.500%	91,512	2,219,166

MetLife, Inc., Series B, 6.500% (Z)	1,410,000	35,052,600

Prudential Financial, Inc., 5.750%	40,000	900,800

Real Estate Investment Trusts 0.2%

Ventas Realty LP, 5.450%	63,000	1,423,800

Thrifts & Mortgage Finance 0.1%

Federal National Mortgage Association,
Series S (I)	60,000	426,600

Industrials 0.3%		2,643,200

Machinery 0.3%

Stanley Black & Decker, Inc., 5.750%	118,000	2,643,200

Telecommunication Services 5.4%		41,823,980

Diversified Telecommunication Services 3.6%

Qwest Corp., 6.125%	730,000	15,403,000

Qwest Corp., 7.375% (Z)	366,000	9,168,300

Qwest Corp., 7.500% (Z)	120,000	3,026,400

Wireless Telecommunication Services 1.8%

Telephone & Data Systems, Inc., 5.875%	325,000	6,922,500

Telephone & Data Systems, Inc., 6.625%	25,000	609,250

Telephone & Data Systems, Inc., 6.875% (Z)	243,000	5,955,930

United States Cellular Corp., 6.950% (Z)	30,000	738,600

Utilities 20.5%		159,026,843

Electric Utilities 18.2%

Alabama Power Company, Class A,
5.300% (C)	197,550	4,913,069

Duke Energy Corp., 5.125%	240,000	5,114,400

Duquesne Light Company, 6.500%	427,000	21,350,000

Entergy Arkansas, Inc., 4.560%	9,388	889,807

Entergy Arkansas, Inc., 6.450%	135,000	3,277,976

10	Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

			Shares	Value
Electric Utilities (continued)

Entergy Mississippi, Inc., 4.920%			8,190	$785,728

Entergy Mississippi, Inc., 6.250%			197,500	4,678,281

Gulf Power Company, 5.600%			72,889	6,535,490

Interstate Power & Light Company, 5.100%			1,440,000	31,161,600

Mississippi Power Company, 5.250%			267,500	6,642,025

NextEra Energy Capital Holdings, Inc., 5.000%			86,000	1,636,580

NextEra Energy Capital Holdings, Inc., 5.125%			56,000	1,094,240

NextEra Energy Capital Holdings, Inc.,
5.700% (Z)			215,000	4,646,150

PPL Capital Funding, Inc., 5.900%			955,000	20,551,600

SCE Trust I, 5.625%			100,000	2,132,000

SCE Trust II, 5.100% (Z)			1,290,000	25,593,600

Multi-Utilities 2.3%

BGE Capital Trust II, 6.200% (Z)			248,318	6,034,127

DTE Energy Company, 5.250% (Z)			160,000	3,336,000

DTE Energy Company, 6.500% (Z)			160,000	3,884,800

Integrys Energy Group, Inc., 6.000%			197,000	4,769,370

		Maturity
	Rate (%)	date	Par value	Value

Corporate Bonds 0.4% (0.3% of Total Investments)				$3,135,000

(Cost $3,000,000)

Utilities 0.4%				3,135,000
Southern California Edison Company
(6.250% to 2-1-22, then 3 month LIBOR
+ 4.199%) (Q)	6.250	02-01-22	$3,000,000	3,135,000

			Par value	Value

Short-Term Investments 0.2% (0.1% of Total Investments)				$1,336,000

(Cost $1,336,000)

Repurchase Agreement 0.2%				1,336,000

Repurchase Agreement with State Street Corp. dated 10-31-13 at
0.000% to be repurchased at $1,336,000 on 11-1-13, collateralized by $1,380,000 U.S. Treasury Notes, 0.625% due 8-31-17 (valued at
$1,366,200, including interest)			$1,336,000	1,336,000

Total investments (Cost $1,078,346,511)† 154.3%			$1,196,419,278

Other assets and liabilities, net (54.3%)				($421,269,238)

Total net assets 100.0%				$775,150,040

The percentage shown for each investment category is the total value the category as a percentage of the net assets of the fund.

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund	11

Notes to Schedule of Investments

ADR American Depositary Receipts

LIBOR London Interbank Offered Rate

(C) All or a portion of this security is segregated as collateral for options overlay. Total collateral value at 10-31-13 was $98,338,749.

(I) Non-income producing security.

(Q) Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.

(Z) A portion of this security is pledged as collateral pursuant to the Credit Facility Agreement. Total collateral value at 10-31-13 was $604,363,672.

† At 10-31-13, the aggregate cost of investment securities for federal income tax purposes was $1,085,732,810. Net unrealized appreciation aggregated $110,686,468, of which $170,149,404 related to appreciated investment securities and $59,462,936 related to depreciated investment securities.

12	Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Financial statements

Statement of assets and liabilities 10-31-13

This Statement of assets and liabilities is the fund’s balance sheet. It shows the value of what the fund owns, is due and owes. You’ll also find the net asset value for each common share.

Assets

Investments, at value (Cost $1,078,346,511)	$1,196,419,278
Cash segregated at custodian for swap contracts	1,920,000
Dividends and interest receivable	2,176,818
Swap contracts, at value	4,398
Other receivables and prepaid expenses	23,171

Total assets	1,200,543,665

Liabilities

Due to custodian	138,751
Credit facility agreement payable	418,900,000
Payable for fund shares repurchased	1,625,226
Written options, at value (Premium received $2,043,513)	2,143,200
Swap contracts, at value	2,239,281
Interest payable	235,030
Payable to affiliates
Accounting and legal services fees	36,394
Trustees’ fees	5,156
Other liabilities and accrued expenses	70,587

Total liabilities	425,393,625

Net assets	$775,150,040

Net assets consist of

Paid-in capital	$701,507,608
Undistributed net investment income	5,246,083
Accumulated net realized gain (loss) on investments, written options and
swap agreements	(47,341,848)
Net unrealized appreciation (depreciation) on investments, written options
and swap agreements	115,738,197

Net assets	$775,150,040

Net asset value per share

Based on 37,541,388 shares of beneficial interest outstanding — unlimited
number of shares authorized with no par value	$20.65

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund	13

F I N A N C I A L  S T A T E M E N T S

Statement of operations For the year ended 10-31-13

This Statement of operations summarizes the fund’s investment income earned, expenses incurred in operating the fund and net gains (losses) for the period stated.

Investment income

Dividends	$61,417,519
Interest	188,219
Less foreign taxes withheld	(128,505)

Total investment income	61,477,233

Expenses

Investment management fees	8,895,746
Accounting and legal services fees	270,132
Transfer agent fees	24,202
Trustees’ fees	63,503
Printing and postage	79,500
Professional fees	112,291
Custodian fees	87,034
Registration and filing fees	7,860
Stock exchange listing fees	30,145
Interest expense	2,838,547
Other	21,254

Total expenses	12,430,214

Net investment income	49,047,019

Realized and unrealized gain (loss)

Net realized gain (loss) on
Investments	47,143,447
Written options	(14,884,267)
Swap contracts	(1,460,866)
30,798,314
Change in net unrealized appreciation (depreciation) of
Investments	(30,640,304)
Written options	(596,522)
Swap contracts	1,489,982
(29,746,844)
Net realized and unrealized gain	1,051,470

Increase in net assets from operations	$50,098,489

14	Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

F I N A N C I A L  S T A T E M E N T S

Statements of changes in net assets

These Statements of changes in net assets show how the value of the fund’s net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of fund share transactions.

	Year	Year
	ended	ended
	10-31-13	10-31-12

Increase (decrease) in net assets

From operations
Net investment income	$49,047,019	$45,156,951
Net realized gain	30,798,314	2,223,674
Change in net unrealized appreciation (depreciation)	(29,746,844)	80,812,127

Increase in net assets resulting from operations	50,098,489	128,192,752

Distributions to shareholders
From net investment income	(44,599,437)	(44,602,470)

From Fund share transactions
Repurchased	(3,496,915)	—

Total increase	2,002,137	83,590,282

Net assets

Beginning of year	773,147,903	689,557,621

End of year	$775,150,040	$773,147,903

Undistributed net investment income	$5,246,083	$2,299,694

Share activity

Shares outstanding
Beginning of year	37,734,746	37,734,746
Shares repurchased	(193,358)	—

End of year	37,541,388	37,734,746

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund	15

F I N A N C I A L  S T A T E M E N T S

Statement of cash flows

This Statement of cash flows shows cash flow from operating and financing activities for the period stated.

For the
year ended
10-31-13
Cash flows from operating activities

Net increase in net assets from operations	$50,098,489
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Long-term investments purchased	(289,733,503)
Long-term investments sold	269,509,124
Decrease in short-term investments	1,750,000
Decrease in cash segregated at custodian for swap contracts	1,160,000
Decrease in receivable for investments sold	1,636,838
Decrease in dividends and interest receivable	161,522
Increase in unrealized appreciation/depreciation of swap contracts	(1,489,982)
Decrease in other receivables and prepaid expenses	48,777
Decrease in payable for investments purchased	(955,600)
Increase in payable for written options	2,030,510
Decrease in payable to affiliates	(30,429)
Decrease in other liabilities and accrued expenses	(37,426)
Increase in due to custodian	138,751
Decrease in interest payable	(10,029)
Net change in unrealized (appreciation) depreciation on investments	30,640,304
Net realized gain on investments	(47,143,447)

Net cash provided by operating activities	$17,773,899

Cash flows from financing activities
Borrowings from credit facility agreement payable	$28,600,000
Repurchase of common shares	(3,496,915)
Distributions to common shareholders	(44,599,437)
Increase in payable for fund shares repurchased	1,625,226

Net cash used in financing activities	($17,871,126)

Net decrease in cash	($97,227)

Cash at beginning of period	$97,227

Cash at end of period	—

Supplemental disclosure of cash flow information

Cash paid for interest	$2,848,576

16	Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

Financial highlights

The Financial highlights show how the fund’s net asset value for a share has changed during the period.

COMMON SHARES Period ended	10-31-13	10-31-12	10-31-11	10-31-10	10-31-09[1]	12-31-08

Per share operating performance

Net asset value, beginning of period	$20.49	$18.27	$16.58	$12.87	$12.48	$19.99
Net investment income[2]	1.30	1.20	1.20	1.10	0.88	1.13
Net realized and unrealized gain (loss)
on investments	0.03	2.20	1.60	3.69	0.56	(7.07)
Distributions to Auction Preferred
Shares (APS)*	—	—	—	—	—	(0.15)
Total from investment operations	1.33	3.40	2.80	4.79	1.44	(6.09)
Less distributions to
common shareholders
From net investment income	(1.18)	(1.18)	(1.12)	(1.09)	(0.83)	(0.99)
From net realized gain	—	—	—	—	—	(0.15)
From tax return of capital	—	—	—	—	(0.23)	(0.44)
Total distributions	(1.18)	(1.18)	(1.12)	(1.09)	(1.06)	(1.58)
Anti-dilutive impact of repurchase plan	0.01[3]	—	0.01[3]	0.01[3]	0.01[3]	0.16[3]
Net asset value, end of period	$20.65	$20.49	$18.27	$16.58	$12.87	$12.48
Per share market value, end of period	$18.34	$19.07	$16.64	$15.41	$11.35	$10.30
Total return at net asset value (%)[4,5]	7.28	19.64	18.16	39.49	15.34[6]	(29.97)
Total return at market value (%)[4]	2.37	22.25	15.79	47.01	23.24[6]	(35.46)

Ratios and supplemental data

Net assets applicable to common shares,
end of period (in millions)	$775	$773	$690	$630	$493	$480
Ratios (as a percentage of average
net assets):
Expenses before reductions	1.59	1.65	1.77[7]	2.03	2.26[8]	2.29
Expenses net of fee waivers and credits[9]	1.59	1.62	1.56[7]	1.86	2.01[8]	1.99
Net investment income	6.29	6.19	6.98	7.37	9.44[8]	7.02
Portfolio turnover (%)	23	12	16	20	21	29

Senior securities

Total debt outstanding end of period (in
millions) (Note 8)	$419	$390	$344	$311	$253	$267
Asset coverage per $1,000 of debt[10]	$2,850	$2,981	$3,005	$3,030	$2,946	$2,797

See notes to financial statements	Annual report | Tax-Advantaged Dividend Income Fund	17

* Auction Preferred Shares (APS).
1 For the ten-month period ended 10-31-09. The fund changed its fiscal year end from December 31 to October 31.
2 Based on the average daily shares outstanding.
3 The repurchase plan was completed at an average repurchase price of $18.09, $15.28, $13.80, $10.29 and $14.92, respectively, for 193,358 shares, 276,671 shares, 302,900 shares, 173,600 shares and 3,589,570 shares, respectively.
The repurchases for the periods ended 10-31-13, 10-31-11, 10-31-10, 10-31-09 and 12-31-08 were $3,496,915,
$4,227,969, $4,178,919, $1,786,938 and $53,556,991, respectively, and had a $0.01, $0.01, $0.01, $0.01 and
$0.16 NAV impact, respectively.
4 Total return based on net asset value reflects changes in the fund’s net asset value during each period. Total return based on market value reflects changes in market value. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to net asset value at which the fund’s shares traded during the period.
5 Total returns would have been lower had certain expenses not been reduced during the applicable periods shown.
6 Not annualized.
7 Includes non-recurring litigation fees which represent 0.02% and 0.14% of average net assets for the years ended
10-31-11 and 10-31-10, respectively. Insurance recovery expense reduction for the year ended 10-31-11 represents
0.11% of average net assets.
8 Annualized.
9 Expenses net of fee waivers and credits excluding interest expense were 1.23%, 1.17%, 1.03%, 1.22%,
1.14% (annualized) and 1.12% for the periods ended 10-31-13, 10-31-12, 10-31-11, 10-31-10, 10-31-09 and
10-31-08, respectively.
10 Asset coverage equals the total net assets plus borrowings divided by the borrowings of the fund outstanding at period end. As debt outstanding changes, the level of invested assets may change accordingly. Asset coverage ratio provides a measure of leverage.

18	Tax-Advantaged Dividend Income Fund | Annual report	See notes to financial statements

Notes to financial statements

Note 1 — Organization

John Hancock Tax-Advantaged Dividend Income Fund (the fund) is a closed-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act).

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are valued at the last sale price or official closing price on the principal securities exchange on which they trade. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last quoted bid or evaluated price. Debt obligations are valued based on the evaluated prices provided by an independent pricing service, which utilizes both dealer-supplied and electronic data processing techniques, taking into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Options listed on an exchange are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. For options not listed on an exchange, an independent pricing source is used to value the options at the mean between the last bid and ask prices. Swaps are marked-to-market daily based upon values from third party vendors, which may include a registered commodities exchange, or broker quotations. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing service. Certain securities traded only in the over-the-counter (OTC) market are valued at the last bid price quoted by brokers making markets in the securities at the close of trading. Certain short-term securities with maturities of 60 days or less at the time of purchase are valued at amortized cost. Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund’s Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund’s own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or

Annual report | Tax-Advantaged Dividend Income Fund	19

trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund’s investments as of October 31, 2013, by major security category or type:

				LEVEL 3
			LEVEL 2	SIGNIFICANT
	TOTAL MARKET	LEVEL 1	SIGNIFICANT	UNOBSERVABLE
	VALUE AT 10-31-13	QUOTED PRICE	OBSERVABLE INPUTS	INPUTS

Common Stocks

Energy	$82,275,352	$82,275,352	—	—
Telecommunication
Services	35,727,100	35,727,100	—	—
Utilities	482,937,038	482,937,038	—	—
Preferred Securities
Financials	387,514,765	387,514,765	—	—
Industrials	2,643,200	2,643,200	—	—
Telecommunication
Services	41,823,980	41,823,980	—	—
Utilities	159,026,843	142,859,561	$16,167,282	—
Corporate Bonds
Utilities	3,135,000	—	3,135,000	—
Short-Term Investments	1,336,000	—	1,336,000	—

Total Investments in
Securities	$1,196,419,278	$1,175,780,996	$20,638,282	—
Other Financial
Instruments:
Written Options	($2,143,200)	($2,143,200)	—	—
Interest Rate Swaps	($2,234,883)	—	($2,234,883)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund’s custodian. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, the MRA does not result in an offset of the reported amounts of assets and liabilities in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions. Collateral received by the fund for repurchase agreements is disclosed in the Fund’s investments as part of the caption related to the repurchase agreement.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status

20	Tax-Advantaged Dividend Income Fund | Annual report

and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Overdrafts. Pursuant to the custodian agreement, the fund’s custodian may, in its discretion, advance funds to the fund to make properly authorized payments. When such payments result in an overdraft, the fund is obligated to repay the custodian for any overdraft, including any costs or expenses associated with the overdraft. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the maximum extent permitted by law, to the extent of any overdraft.

Expenses. Within the John Hancock funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of October 31, 2013, the fund has a capital loss carryforward of $40,618,921 available to offset future net realized capital gains, which expires on October 31, 2017.

As of October 31, 2013, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund’s federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends monthly and capital gain distributions, if any, annually. The tax character of distributions for the years ended October 31, 2013 and 2012 was as follows:

	OCTOBER 31, 2013	OCTOBER 31, 2012

Ordinary Income	$44,599,437	$44,602,470

Annual report | Tax-Advantaged Dividend Income Fund	21

As of October 31, 2013, the components of distributable earnings on a tax basis consisted of $5,361,530 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Material distributions in excess of tax basis earnings and profits, if any, are reported in the fund’s financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and derivative transactions.

Statement of cash flows. Information on financial transactions that have been settled through the receipt and disbursement of cash is presented in the Statement of cash flows. The cash amount shown in the Statement of cash flows is the amount included in the fund’s Statement of assets and liabilities and represents the cash on hand at the fund’s custodian and does not include any short-term investments or cash segregated at the custodian for swap contracts.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Certain options and swaps are typically traded through the OTC market. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed. This right to close out and net payments across all transactions traded under the ISDA could result in a reduction of the fund’s risk to a counterparty equal to any amounts payable by the fund, if any.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund’s custodian and is noted in the accompanying Fund’s investments, or if cash is posted, on the Statement of assets

22	Tax-Advantaged Dividend Income Fund | Annual report

and liabilities. The fund’s maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Certain options are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund then OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member. Securities pledged by the fund for exchange-traded and cleared transactions, if any are identified in the Fund’s investments.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund’s exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund’s exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund’s investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended October 31, 2013, the fund wrote option contracts to hedge against anticipated changes in securities market. The following tables summarize the fund’s written options activities during the year ended October 31, 2013 and the contracts held at October 31, 2013.

	NUMBER OF	PREMIUMS
	CONTRACTS	RECEIVED

Outstanding, beginning of period	5,295	$609,525
Options written	26,271	39,684,625
Options expired	(9,580)	(4,842,022)
Options closed	(20,956)	(33,408,615)
Outstanding, end of period	1,030	$2,043,513

Annual report | Tax-Advantaged Dividend Income Fund	23

	EXERCISE	EXPIRATION	NUMBER OF
OPTIONS	PRICE	DATE	CONTRACTS	PREMIUM	VALUE

CALLS
Russell 2000 Index	$1,100	Nov 2013	520	$1,210,022	($850,200)
S&P 500 Index	1,720	Nov 2013	270	759,820	(1,215,000)
S&P 500 Index	1,800	Nov 2013	240	73,671	(78,000)
Total			1,030	$2,043,513	($2,143,200)

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals. Swap agreements are privately negotiated in the OTC market or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as unrealized appreciation/depreciation of swap contracts. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

During the year ended October 31, 2013, the fund used interest rate swaps in anticipation of rising interest rates. The following table summarizes the interest rate swap contracts held as of October 31, 2013.

	USD NOTIONAL	PAYMENTS MADE	PAYMENTS RECEIVED	MATURITY	MARKET
COUNTERPARTY	AMOUNT	BY FUND	BY FUND	DATE	VALUE

Morgan Stanley	$86,000,000	Fixed 1.4625%	3-Month LIBOR (a)	Aug 2016	($2,239,281)
Capital Services

Morgan Stanley	86,000,000	Fixed 0.8750%	3-Month LIBOR (a)	Jul 2017	4,398
Capital Services
Total	$172,000,000				($2,234,883)

(a) At 10-31-13, the 3-month LIBOR rate was 0.2420%.

No interest rate swap positions were entered into or closed during the year ended October 31, 2013.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at October 31, 2013 by risk category:

		FINANCIAL	ASSET	LIABILITY
	STATEMENT OF ASSETS AND	INSTRUMENTS	DERIVATIVES	DERIVATIVES
RISK	LIABILITIES LOCATION	LOCATION	FAIR VALUE	FAIR VALUE

Equity contracts	Payable for written options,	Written options	—	($2,143,200)
	at value
Interest rate contracts	Swap contracts, at value	Interest rate	$4,398	(2,239,281)
		swaps
Total			$4,398	($4,382,481)

24	Tax-Advantaged Dividend Income Fund | Annual report

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF		SWAP
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS	CONTRACTS	TOTAL

Equity contracts	Net realized gain (loss)	($14,884,267)	—	($14,884,267)

Interest rate	Net realized gain (loss)	—	($1,460,866)	(1,460,866)
contracts
Total		($14,884,267)	($1,460,866)	($16,345,133)

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended October 31, 2013:

	STATEMENT OF		SWAP
RISK	OPERATIONS LOCATION	WRITTEN OPTIONS	CONTRACTS	TOTAL

Equity contracts	Change in unrealized	($596,522)	—	($596,522)
	appreciation
	(depreciation)

Interest rate	Change in unrealized	—	$1,489,982	1,489,982
contracts	appreciation
	(depreciation)
Total		($596,522)	$1,489,982	$893,460

Note 4 — Guarantees and indemnifications

Under the fund’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. The Advisor is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to 0.75% of the fund’s average daily managed assets (net assets plus borrowings under the Credit Facility Agreement) (see Note 8). The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor, and a subadvisory agreement with Analytic Investors, LLC (“Analytic”). On March 26, 2013, shareholders of the fund approved a new subadvisory agreement for the fund between the Advisor and Analytic, which manages the options strategy for the fund. This was necessary as a result of a change in ownership of Analytic. The new subadvisory agreement is substantially the same as the prior agreement. The fund is not responsible for payment of the subadvisory fees.

Annual report | Tax-Advantaged Dividend Income Fund	25

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These accounting and legal services fees incurred for the year ended October 31, 2013 amounted to an annual rate of 0.02% of the fund’s average daily managed assets.

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. Under the John Hancock Group of funds Deferred Compensation Plan (the Plan), which was terminated in November 2012, certain Trustees could have elected, for tax purposes, to defer receipt of this compensation. Any deferred amounts were invested in various John Hancock funds. The investment of deferred amounts and the offsetting liability are included within Other receivables and prepaid expenses and Payable to affiliates — Trustees’ fees, respectively, in the accompanying Statement of assets and liabilities. Plan assets will be liquidated in accordance with the Plan documents.

Note 6 — Fund share transactions

In December 2007, the Board of Trustees approved a share repurchase plan, which was subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the fund may purchase in the open market up to 10% of its outstanding common shares as of December 31, 2012. The current share repurchase plan will remain in effect between January 1, 2013 and December 31, 2013.

During the year ended October 31, 2013 and the year ended October 31, 2012, the fund repurchased 0.51% and 0.00%, respectively, of its common shares outstanding under the repurchase plan. The weighted average discount per share on these repurchases amount to 11.97% for the year ended October 31, 2013. Shares repuchased and corresponding dollars amounts are included on the Statement of changes in net assets. The anti-dilutive impacts of these share repurchases are included on the Financial highlights.

Note 7 — Leverage risk

The fund utilizes a Credit Facility Agreement (CFA) to increase its assets available for investment. When the fund leverages its assets, common shareholders bear the fees associated with the CFA and have potential to benefit or be disadvantaged from the use of leverage. The Advisor’s fee is also increased in dollar terms from the use of leverage. Consequently, the fund and the Advisor may have differing interests in determining whether to leverage the fund’s assets. Leverage creates risks that may adversely affect the return for the holders of common shares, including:

• the likelihood of greater volatility of net asset value and market price of common shares;

• fluctuations in the interest rate paid for the use of the credit facility;

• increased operating costs, which may reduce the fund’s total return;

• the potential for a decline in the value of an investment acquired through leverage, while the fund’s obligations under such leverage remains fixed; and

• the fund is more likely to have to sell securities in a volatile market in order to meet asset coverage or other debt compliance requirements.

To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund’s return will be greater than if leverage had not been used, conversely, returns would be lower if the cost of the leverage exceeds the income or capital appreciation derived.

26	Tax-Advantaged Dividend Income Fund | Annual report

In addition to the risks created by the fund’s use of leverage, the fund is subject to the risk that it would be unable to timely, or at all, obtain replacement financing if the CFA is terminated. Were this to happen, the fund would be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the fund’s ability to generate income from the use of leverage would be adversely affected.

Note 8 — Credit Facility Agreement

The fund has entered into a CFA with Credit Suisse Securities (USA) LLC (CSSU), pursuant to which the fund borrows money to increase its assets available for investment. In accordance with the 1940 Act, the fund’s borrowings under the CFA will not exceed 33 1/3% of the fund’s managed assets (net assets plus borrowings) at the time of any borrowing.

The fund pledges a portion of its assets as collateral to secure borrowings under the CFA. Such pledged assets are held in a special custody account with the fund’s custodian. The amount of assets required to be pledged by the fund is determined in accordance with the CFA. The fund retains the benefits of ownership of assets pledged to secure borrowings under the CFA. Interest charged is at the rate of three month London Interbank Offered Rate (LIBOR) plus 0.41% and is payable monthly. As of October 31, 2013, the fund had borrowings of $418,900,000, at an interest rate of 0.65%, which is reflected in the Credit facility agreement payable on the Statement of assets and liabilities. During the year ended October 31, 2013, the average borrowings under the CFA and the effective average interest rate were $406,766,027 and 0.70%, respectively.

The fund may terminate the CFA with CSSU at any time. If certain asset coverage and collateral requirements or other covenants are not met, the CFA could be deemed in default and result in termination. Absent a default or facility termination event, CSSU is generally required to provide the fund with 270 calendar days’ notice before terminating or amending the CFA.

Note 9 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities, amounted to $289,733,503 and $269,509,124, respectively, for the year ended October 31, 2013.

Note 10 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s net asset value more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

Annual report | Tax-Advantaged Dividend Income Fund	27

Auditor’s report

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
John Hancock Tax-Advantaged Dividend Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of John Hancock Tax-Advantaged Dividend Income Fund (the “Fund”) at October 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2013 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
December 20, 2013

28	Tax-Advantaged Dividend Income Fund | Annual report

Tax information

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended October 31, 2013.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2013 Form 1099-DIV in early 2014. This will reflect the tax character of all distributions paid in calendar year 2013.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

Annual report | Tax-Advantaged Dividend Income Fund	29

Additional information

Unaudited

Investment objective and policy

The fund is a closed-end, diversified management investment company, common shares of which were initially offered to the public on February 25, 2004 and are publicly traded on the New York Stock Exchange (the NYSE). The fund’s investment objective is to provide a high level of after-tax total return from dividend income and gains and capital appreciation.

Under normal market conditions, the fund will invest at least 80% of its assets (net assets plus borrowings for investment purposes) in dividend-paying common and preferred securities that the Advisor believes at the time of acquisition are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which are currently taxed to noncorporate taxpayers at a maximum rate of 20% (15% or 0% for individuals in certain tax brackets) (tax-advantaged dividends). Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its common shareholders. The fund may write (sell) covered call index options on up to 30% of the value of the fund’s total assets.

Bylaws

Effective September 27, 2013, the Board of Trustees of the fund amended and restated in its entirety the By-laws of the fund (the “Amended and Restated By-laws”). The Amended and Restated By-laws include, among other changes, provisions that: (i) require a shareholder to give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a shareholder proposes to seek a shareholder action by written consent or request a special meeting of shareholders; (ii) require any such notice by a shareholder be accompanied by certain information as provided in the By-laws; (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the By-laws or to make new By-laws, except where the Declaration of Trust, By-laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The foregoing description of the By-laws is qualified in its entirety by the full text of the Amended and Restated By-laws effective as of September 27, 2013, which are available by writing to the Secretary of the fund at 601 Congress Street, 11th Floor, Boston, Massachusetts 02210.

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Dividends and distributions

During the year ended October 31, 2013, distributions from net investment income totaling $1.1820 per share were paid to shareholders. The dates of payments and the amounts per share were as follows:

INCOME
PAYMENT DATE	DISTRIBUTIONS

November 30, 2012	$0.0985
December 31, 2012	0.0985
January 31, 2013	0.0985
February 28, 2013	0.0985
March 28, 2013	0.0985
April 30, 2013	0.0985
May 31, 2013	0.0985
June 28, 2013	0.0985
July 31, 2013	0.0985
August 30, 2013	0.0985
September 30, 2013	0.0985
October 31, 2013	0.0985
Total	$1.1820

Dividend reinvestment plan

The fund’s Dividend Reinvestment Plan (the Plan) provides that distributions of dividends and capital gains are automatically reinvested in common shares of the fund by Computershare Trust Company, N.A. (the Plan Agent). Every shareholder holding at least one full share of the fund is entitled to participate in the Plan. In addition, every shareholder who became a shareholder of the fund after June 30, 2011 and holds at least one full share of the fund will be automatically enrolled in the Plan. Shareholders may withdraw from the Plan at any time and shareholders who do not participate in the Plan will receive all distributions in cash.

If the fund declares a dividend or distribution payable either in cash or in common shares of the fund and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Fund’s net asset value per share (NAV), the fund will issue common shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the fund had issued new shares.

There are no brokerage charges with respect to common shares issued directly by the fund. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.

Shareholders participating in the Plan may buy additional shares of the fund through the Plan at any time in amounts of at least $50 per investment, up to a maximum of $10,000, with a total calendar year limit of $100,000. Shareholders will be charged a $5 transaction fee plus $0.05 per share brokerage trading fee for each order. Purchases of additional shares of the fund will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy

Annual report | Tax-Advantaged Dividend Income Fund	31

additional shares of the fund will be charged a $2 transaction fee plus $0.05 per share brokerage trading fee for each automatic purchase. Shareholders can also sell fund shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. The Plan Agent will mail a check (less applicable brokerage trading fees) on settlement date, which is three business days after the shares have been sold. If shareholders choose to sell shares through their stockbroker, they will need to request that the Plan Agent electronically transfer those shares to their stockbroker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. Click on EquityAccess & More. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If shareholders withdraw from the Plan, their shares will be credited to their account; or, if they wish, the Plan Agent will sell their full and fractional shares and send the shareholders the proceeds, less a transaction fee of $5 and less brokerage trading fees of $0.05 per share. If a shareholder does not maintain at least one whole share of common stock in the Plan account, the Plan Agent may terminate such shareholder’s participation in the Plan after written notice. Upon termination, shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the fund may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s website at www.computershare.com/investor. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If shareholders wish to participate in the Plan and their shares are held in the name of a brokerage firm, bank or other nominee, shareholders should contact their nominee to see if it will participate in the Plan. If shareholders wish to participate in the Plan, but their brokerage firm, bank or other nominee is unable to participate on their behalf, they will need to request that their shares be re-registered in their own name, or they will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by shareholders as representing the total amount registered in their name and held for their account by their nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the fund and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 90 days before the record date for the payment of any dividend or distribution by the fund.

Effective July 1, 2013, the Plan was revised to reflect an updated definition of the market price. Under the revised Plan, “market price” is defined as “the last sale price for the fund’s shares in the market on that date as of the close of regular trading on the New York Stock Exchange (NYSE), or, if there is no sale in the market on that date or sale prices are not available, then the mean between the closing bid and asked quotations for such shares on such date.” This definition replaced the previous definition, stating that “market price” is “the last sale price for the fund’s shares on the New York Stock Exchange (NYSE) on that date, or, if there is no sale on the NYSE on that date, then the mean between the closing bid and asked quotations for such shares on the NYSE on such date”. In addition, effective November 1, 2013, the Plan was revised to provide that Computershare Trust Company, N.A. no longer provides mail loss insurance coverage when shareholders mail their certificates to the fund’s administrator.

32	Tax-Advantaged Dividend Income Fund | Annual report

All correspondence or requests for additional information about the Plan should be directed to Computershare Trust Company, N.A., at the address stated below, or by calling 800-852-0218, 201-680-6578 (For International Telephone Inquiries) and 800-952-9245 (For the Hearing Impaired (TDD)).

Shareholder communication and assistance

If you have any questions concerning the fund, we will be pleased to assist you. If you hold shares in your own name and not with a brokerage firm, please address all notices, correspondence, questions or other communications regarding the fund to the transfer agent at:

Computershare
P.O. Box 43006
Providence, RI 02940-3006
Telephone: 800-852-0218

If your shares are held with a brokerage firm, you should contact that firm, bank or other nominee for assistance.

Portfolio manager change

Effective February 4, 2013, the portfolio management team at John Hancock Asset Management a division of Manulife Asset Management (US) LLC has changed as follows: Lisa Welch no longer serves on the portfolio management team responsible for managing the Fund. Gregory Phelps and Mark Maloney, who have served on the portfolio management team for the Fund since its inception, continue to serve on the team responsible for the management of the underlying portfolio.

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Continuation of Investment Advisory and Subadvisory Agreements

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Tax-Advantaged Dividend Income Fund (the fund) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreements (the Subadvisory Agreements) with each of John Hancock Asset Management a division of Manulife Asset Management (US) LLC (JHAM) and Analytic Investors, LLC (Analytic and collectively with JHAM, the Subadvisors). The Advisory Agreement and Subadvisory Agreements are collectively referred to as the Agreements.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on May 16-17, 2013, the Board, including the Trustees who are not considered to be interested persons of the fund under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the fund and the Advisor and the Subadvisory Agreements between the Advisor and the Subadvisors with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreements, the Board received in advance of the meeting a variety of materials relating to the fund, the Advisor, and each Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data; performance information for an applicable benchmark index; and other matters such as the prices at which the fund’s shares have traded and, with respect to each Subadvisor, comparative performance information for comparably managed accounts; and other information provided by the Advisor and the Subadvisors regarding the nature, extent, and quality of services provided by the Advisor and the Subadvisors under their respective Agreements, as well as information regarding the Advisor’s revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisors is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisors to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisors with respect to the fund. The Board noted the affiliation of JHAM with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor’s affiliates.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the fund and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee

34	Tax-Advantaged Dividend Income Fund | Annual report

may attribute different weights to different factors. The Board’s conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board’s ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor’s compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the fund’s Chief Compliance Officer (CCO) regarding the fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor’s risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisors, and is also responsible for monitoring and reviewing the activities of the Subadvisors and third-party service providers.

The Board also considered the differences between the Advisor’s services to the fund and the services it provides to other clients that are not closed-end funds, including, for example, the differences in services related to the regulatory and legal obligations of closed-end funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor’s management and the quality of the performance of the Advisor’s duties through Board meetings, discussions, and reports during the preceding year and through each Trustee’s experience as a Trustee of the fund and of the other funds in the complex.

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a) the skills and competency with which the Advisor has in the past managed the fund’s affairs and its subadvisory relationships, the Advisor’s oversight and monitoring of each Subadvisor’s investment performance and compliance programs, such as the Subadvisor’s compliance with fund policies and objective; review of brokerage matters, including with respect to trade allocation and best execution and the Advisor’s timeliness in responding to performance issues;

(b) the background, qualifications and skills of the Advisor’s personnel;

(c) the Advisor’s compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;

(d) the Advisor’s administrative capabilities, including its ability to supervise the other service providers for the fund;

(e) the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and

(f) the Advisor’s reputation and experience in serving as an investment advisor to the fund and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Annual report | Tax-Advantaged Dividend Income Fund	35

Investment performance. In considering the fund’s performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund’s performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a) reviewed information prepared by management regarding the fund’s performance;

(b) considered the comparative performance of an applicable benchmark index;

(c) considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data. Such report included the fund’s ranking within a smaller group of peer funds and the fund’s ranking within a broader group of funds;

(d) took into account the Advisor’s analysis of the fund’s performance; and

(e) considered the fund’s share performance and premium/discount information.

The Board noted that, based on its net asset value, the fund outperformed the benchmark index for the one-, three- and five-year periods ended December 31, 2012. The Board also noted that the fund had underperformed its peer group average for the one-year period and outperformed the average for the three- and five-year periods ended December 31, 2012.

The Board noted the fund’s favorable performance relative to the benchmark index for the one-, three-, and five-year periods and relative to the peer group for the three- and five-year periods. The Board took into account management’s discussion of the factors that contributed to the fund’s more recent performance, noting the differences between the investment strategies of the fund and those of its peer group and the impact of market conditions on the fund’s investment strategies relative to the peer group. The Board also took into account the limited number of funds in the peer group.

The Board concluded that the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data including, among other data, the fund’s contractual and net management fees and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund’s ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund’s ranking within a broader group of funds. In comparing the fund’s contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs.

The Board also took into account the impact of leverage on fund expenses. The Board took into account the management fee structure, including that management fees for the fund were based on the fund’s total managed assets, which are attributable to stock and borrowings.

The Board noted that net management fees for the fund are lower than the peer group median. The Board also noted that total expenses, based on total managed assets, which include the fund’s assets attributable to its common stock plus borrowings for investment purposes, for the fund are equal to the peer group median. The Board took into account management’s discussion of the fund’s expenses and noted that the fund has a contractual fee waiver and/or reimbursement that reduced certain expenses of the fund.

The Board also took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fees. The Board also noted that the Advisor pays the subadvisory fees and that, with

36	Tax-Advantaged Dividend Income Fund | Annual report

respect to Analytic, such fee is negotiated at arm’s length. The Board reviewed information provided by the Advisor concerning investment advisory fees charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the complex) having similar investment mandates, if any. The Board considered any differences between the Advisor’s and Subadvisors’ services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including JHAM) from the Advisor’s relationship with the fund, the Board:

(a) reviewed financial information of the Advisor;

(b) reviewed and considered an analysis presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;

(c) received and reviewed profitability information with respect to the John Hancock fund complex as a whole;

(d) received information with respect to the Advisor’s allocation methodologies used in preparing the profitability data;

(e) considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

(f) noted that JHAM is an affiliate of the Advisor;

(g) noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;

(h) noted that the subadvisory fees for the fund are paid by the Advisor and, with respect to Analytic, are negotiated at arm’s length; and

(i) considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including JHAM) from their relationship with the fund was reasonable and not excessive.

Economies of scale. The Board considered whether there should be changes in the management fee rate or structure in order to enable the fund to participate in any economies of scale, noting that the fund has a limited ability to increase its assets as a closed-end fund. The Board took into account management’s discussions of the current advisory fee structure and, as noted above, the services the Advisor provides in performing its functions under the Advisory Agreement and in supervising the Subadvisors. The Board also considered potential economies of scale that may be realized by the fund as part of the John Hancock fund complex. The Board also considered the Advisor’s overall operations and its ongoing investment in its business in order to expand the scale of, and improve the quality of, its operations that benefit the fund. The Board noted that although the fund does not have breakpoints in its contractual management fee schedule, the fund’s net management fees are lower than the peer group median and its total expenses are equal to the peer group median. The Board determined that the management fee structure for the fund was reasonable.

Annual report | Tax-Advantaged Dividend Income Fund	37

Approval of Subadvisory Agreements

In making its determination with respect to approval of the Subadvisory Agreements, the Board reviewed:

(1) information relating to each Subadvisor’s business, including current subadvisory services to the fund (and other funds in the John Hancock family of funds);

(2) the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and

(3) with respect to Analytic, information relating to the nature and scope of any material relationships and their significance to the fund’s Advisor and Analytic.

Nature, extent, and quality of services. With respect to the services provided by each Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor’s Form ADV, as well as took into account information presented throughout the past year. The Board considered each Subadvisor’s current level of staffing and its overall resources, as well as received information relating to the Subadvisor’s compensation program. The Board reviewed each Subadvisor’s history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor’s investment and compliance personnel who provide services to the fund. The Board also considered, among other things, each Subadvisor’s compliance program and any disciplinary history. The Board also considered each Subadvisor’s risk assessment and monitoring process. The Board reviewed each Subadvisor’s regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisors and their operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the fund’s CCO and his staff conduct regular, periodic compliance reviews with the Subadvisors and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisors and procedures reasonably designed by them to assure compliance with the federal securities laws. The Board also took into account the financial condition of each Subadvisor.

The Board considered each Subadvisor’s investment process and philosophy. The Board took into account that JHAM’s responsibilities with respect to the fund’s portfolio investments (other than the fund’s option strategy) include the development and maintenance of an investment program for the fund that is consistent with the fund’s investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to brokerage policies and practices, including with respect to best execution and soft dollars. The Board also took into account that Analytic’s responsibilities include formulating and implementing the option strategy for the fund that is consistent with the fund’s investment objective and policies as they relate to the options strategy.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisors and the profitability to the Subadvisors of their relationship with the fund, the Board noted that the fees under the Subadvisory Agreements are paid by the Advisor and not the fund. With respect to Analytic, the Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement and the fees thereunder at arm’s length. As a result, the costs of the services to be provided and the profits to be realized by Analytic from its relationship with the fund were not a material factor in the Board’s consideration of the Subadvisory Agreement with Analytic.

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The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to Analytic) of any material relationships with respect to Analytic, which include arrangements in which Analytic or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts, and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreements.

In addition, the Board considered other potential indirect benefits that each Subadvisor and its affiliates may receive from the Subadvisor’s relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock fund complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays subadvisory fees to the Subadvisors. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisors with respect to the fund to fees charged by the Subadvisors to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund’s performance as compared to the fund’s peer group and the benchmark index and noted that the Board reviews information about the fund’s performance results at its regularly scheduled meetings. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of the Subadvisors. The Board was mindful of the Advisor’s focus on the Subadvisors’ performance. The Board also noted each Subadvisor’s long-term performance record for similar accounts, as applicable.

The Board’s decision to approve the Subadvisory Agreements was based on a number of determinations, including the following:

(1) Each Subadvisor has extensive experience and demonstrated skills as a manager;

(2) The performance of the fund has been in line with or outperformed the historical performance of comparable funds and the benchmark index and the fund’s overall performance is satisfactory; and

(3) The subadvisory fees are reasonable in relation to the level and quality of services being provided.

* * *

Based on the Board’s evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreements would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreements for an additional one-year period.

Annual report | Tax-Advantaged Dividend Income Fund	39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James M. Oates,[2] Born: 1946	2012	233

Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director,
Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc.
(formerly IBEX Capital Markets, Inc.) (financial services company) (1997–2011); Director, Stifel Financial
(since 1996); Director, Investor Financial Services Corporation (1995–2007); Director, Connecticut River
Bancorp (since 1998); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988).
Trustee and Chairperson of the Board, John Hancock retail funds[4] (since 2012); Trustee (2005–2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and
Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson
of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2,3] Born: 1941	2012	233

Director, Island Commuter Corp. (marine transport).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock
Funds II (since 2005).

Peter S. Burgess,[2,3] Born: 1942	2012	233

Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant;
Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln
Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (since 2010);
Director, PMA Capital Corporation (2004–2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2004	233

Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Director, LIN Television (since 2009);
Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director,
Resolute Energy Corporation (since 2009); Director, Southwest Airlines (since 2000); former Director,
Introgen (manufacturer of biopharmaceuticals) (until 2008); former Director, Hicks Acquisition Company I,
Inc. (until 2007); former Director, Texas Exchange Bank, SSB (formerly Bank of Crowley) (until 2009);
former Advisory Director, JP Morgan Chase Bank (formerly Texas Commerce Bank–Austin) (until 2009).
Trustee, John Hancock retail funds[4] (since 1986); Trustee, John Hancock Variable Insurance Trust
(since 2012); Trustee, John Hancock Funds II (since 2012 and 2005–2006).

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Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Grace K. Fey,[2] Born: 1946	2012	233

Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier
Capital Management Company (1988–2007); Director, Fiduciary Trust (since 2009).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Theron S. Hoffman,[2,3] Born: 1947	2012	233

Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd
Organization (consulting firm) (2003–2010); President, Westport Resources Management (investment management consulting firm) (2006–2008); Senior Managing Director, Partner, and Operating Head,
Putnam Investments (2000–2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997–2000).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	233

President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer,
American Red Cross of Massachusetts Bay (2002–2011); Board of Directors of Eastern Bank Corporation
(since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996–2009); Board of Directors of Boston Stock Exchange
(2002–2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007–2011).
Trustee, John Hancock retail funds[4] (since 2008); Trustee of John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Hassell H. McClellan,[2] Born: 1945	2012	233

Associate Professor, The Wallace E. Carroll School of Management, Boston College (since 1984);
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The
Barnes Group (since 2010).
Trustee, John Hancock retail funds[4] (since 2012); Trustee, John Hancock Funds III (2005–2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2004	233

Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First
American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Director,
First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President,
Maxwell Building Corp. (until 1991).
Trustee (since 1992) and Chairperson of the Board (2011–2012), John Hancock retail funds[4]; Trustee and
Vice Chairperson of the Board, John Hancock retail funds[4], John Hancock Variable Insurance Trust, and
John Hancock Funds II (since 2012).

Annual report | Tax-Advantaged Dividend Income Fund	41

Independent Trustees (continued)

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

Gregory A. Russo, Born: 1949	2008	233

Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance
Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member of Finance Committee, The Moorings, Inc. (nonprofit continuing care community) (since 2012); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002–2006);
Vice Chairman, Industrial Markets, KPMG (1998–2002); Chairman and Treasurer, Westchester County,
New York, Chamber of Commerce (1986–1992); Director, Treasurer, and Chairman of Audit and
Finance Committees, Putnam Hospital Center (1989–1995); Director and Chairman of Fundraising
Campaign, United Way of Westchester and Putnam Counties, New York (1990–1995).
Trustee, John Hancock retail funds[4] (since 2008); Trustee, John Hancock Variable Insurance Trust and
John Hancock Funds II (since 2012).

Non-Independent Trustees[5]

Name, year of birth	Trustee	Number of John
Position(s) held with fund	of the	Hancock funds
Principal occupation(s) and other	Trust	overseen by
directorships during past 5 years	since[1]	Trustee

James R. Boyle,[2] Born: 1959	2012	233

Senior Executive Vice President, John Hancock Financial Services (1999–2012, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock
Investment Management Services, LLC (2005–2010).
Trustee, John Hancock retail funds[4] (since 2012 and 2005–2010); Trustee, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2005).

Craig Bromley,[2] Born: 1966	2012	233

President, John Hancock Financial Services (since 2012); Senior Executive Vice President and General
Manager, U.S. Division, John Hancock Financial Services (since 2012); President and Chief Executive
Officer, Manulife Insurance Company (Manulife Japan) (2005–2012, including prior positions).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2012).

Warren A. Thomson,[2] Born: 1955	2012	233

Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The
Manufacturers Life Insurance Company (since 2009); Chairman and Chief Executive Officer, Manulife
Asset Management (since 2001, including prior positions); Director (since 2006), and President and
Chief Executive Officer (since 2013), Manulife Asset Management Limited; Director and Chairman,
Hancock Natural Resources Group, Inc. (since 2013).
Trustee, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock
Funds II (since 2012).

42	Tax-Advantaged Dividend Income Fund | Annual report

Principal officers who are not Trustees

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Hugh McHaffie, Born: 1959	2012

President
Executive Vice President, John Hancock Financial Services (since 2006, including prior positions);
Chairman and Director, John Hancock Advisers, LLC, John Hancock Investment Management Services,
LLC, and John Hancock Funds, LLC (since 2010); President, John Hancock Advisers, LLC (since 2012);
President, John Hancock Investment Management Services, LLC (since 2010); President (since 2012) and former Trustee (2010–2012), John Hancock retail funds,[4] President, John Hancock Variable Insurance
Trust and John Hancock Funds II (since 2009).

Andrew G. Arnott, Born: 1971	2009

Executive Vice President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice
President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive
Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); Executive Vice
President, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, and John Hancock Funds
II (since 2007, including prior positions).

Thomas M. Kinzler, Born: 1955	2006

Secretary and Chief Legal Officer
Vice President, John Hancock Financial Services (since 2006); Secretary and Chief Legal Counsel,
John Hancock Funds, LLC (since 2007); Secretary and Chief Legal Officer, John Hancock retail funds,[4]
John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2006).

Francis V. Knox, Jr., Born: 1947	2005

Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[4] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers,
LLC, and John Hancock Investment Management Services, LLC (since 2005); Vice President and Chief
Compliance Officer, John Hancock Asset Management a division of Manulife Asset Management (US)
LLC (2005–2008).

Charles A. Rizzo, Born: 1957	2007

Chief Financial Officer
Vice President, John Hancock Financial Services (since 2007); Senior Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (2007–2009 and since 2010, including prior positions).

Annual report | Tax-Advantaged Dividend Income Fund	43

Principal officers who are not Trustees (continued)

Name, year of birth	Officer
Position(s) held with fund	of the
Principal occupation(s) and other	Trust
directorships during past 5 years	since

Salvatore Schiavone, Born: 1965	2010

Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock
Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer,
John Hancock retail funds[4] (since 2007, including prior positions); Treasurer, John Hancock Variable
Insurance Trust and John Hancock Funds II (since 2010 and 2007–2009, including prior positions).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

1 Mr. Bromley, Ms. Jackson, Mr. Oates, and Mr. Pruchansky serve as Trustees for a term expiring in 2016; Mr. Bardelis, Mr. Burgess, Mr. Hoffman, and Mr. Thomson serve as Trustees for a term expiring in 2015; and Mr. Boyle, Mr. Cunningham, Ms. Fey, Mr. McClellan, and Mr. Russo serve as Trustees for a term expiring in 2014.
2 Became a Trustee of the fund effective December 1, 2012.
3 Member of the Audit Committee.
4 “John Hancock retail funds” comprises John Hancock Funds III and 34 other John Hancock funds consisting of 24 series of other John Hancock trusts and 10 closed-end funds.
5 The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain of its affiliates.

44	Tax-Advantaged Dividend Income Fund | Annual report

More information

Trustees	Officers	Investment advisor
James M. Oates,	Hugh McHaffie	John Hancock Advisers, LLC
Chairperson	President
Steven R. Pruchansky,		Subadvisors
Vice Chairperson	Andrew G. Arnott	John Hancock Asset Management
Charles L. Bardelis*	Executive Vice President	a division of Manulife Asset
James R. Boyle†		Management (US) LLC
Craig Bromley†	Thomas M. Kinzler
Peter S. Burgess*	Secretary and Chief Legal Officer	Analytic Investors, LLC
William H. Cunningham
Grace K. Fey	Francis V. Knox, Jr.	Custodian
Theron S. Hoffman*	Chief Compliance Officer	State Street Bank and
Deborah C. Jackson		Trust Company
Hassell H. McClellan	Charles A. Rizzo
Gregory A. Russo	Chief Financial Officer	Transfer agent
Warren A. Thomson†		Computershare Shareowner
	Salvatore Schiavone	Services, LLC
*Member of the	Treasurer
Audit Committee		Legal counsel
†Non-Independent Trustee		K&L Gates LLP

Independent registered
public accounting firm
PricewaterhouseCoopers LLP

Stock symbol
Listed New York Stock
Exchange: HTD

For shareholder assistance refer to page 33

You can also contact us:
	800-852-0218	Regular mail:
	jhinvestments.com	Computershare
P.O. Box 43006
Providence, RI 02940-3006

The fund’s proxy voting policies and procedures, as well as the fund’s proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund’s complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund’s Form N-Q is available on our website and the SEC’s website, sec.gov, and can be reviewed and copied (for a fee) at the SEC’s Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC’s Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-852-0218.

The report is certified under the Sarbanes-Oxley Act, which requires closed-end funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

Annual report | Tax-Advantaged Dividend Income Fund	45

PRESORTED
STANDARD
U.S. POSTAGE
PAID
MIS

800-852-0218
800-843-0090 EASI-Line
jhinvestments.com

P13A 10/13
MF164561	12/13

ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2013, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer and Chief Financial Officer (respectively, the principal executive officer, the principal financial officer, the “Covered Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $34,172 for the fiscal year ended October 31, 2013 and $35,048 for the fiscal period ended October 31, 2012. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

The audit-related fees amounted to $0 for the fiscal year ended October 31, 2013 and $0 for the fiscal period ended October 31, 2012 billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates").

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $3,260 for the fiscal year ended October 31, 2013 and $3,260 for the fiscal period ended October 31, 2012. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $3,964 for the fiscal year ended October 31, 2013 and $171 for the fiscal period ended October 31, 2012 billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal period ended October 31, 2013, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,606,093 for the fiscal year ended October 31, 2013 and $3,659,365 for the fiscal period ended October 31, 2012.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman
Charles L. Bardelis
Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

See attached Exhibit “Proxy Voting Policies and Procedures”.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information about the JHAM portfolio managers
Management Biographies

Below is a list of the JHAM portfolio managers who share joint responsibility for the day-to-day investment management of the Fund. It provides a brief summary of their business careers over the past five years. Information is provided as of December 1, 2013.

Gregory K. Phelps
Senior Managing Director and Senior Portfolio Manager, John Hancock Asset
Management since 2005
Began business career in 1981
Joined Fund team in 2002 (inception)

Mark T. Maloney
Managing Director and Senior Portfolio Manager, John Hancock Asset Management
since 2005
Began business career in 1976
Joined Fund team in 2002 (inception)

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2013. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

PORTFOLIO MANAGER	OTHER ACCOUNTS MANAGED BY THE PORTFOLIO
NAME	MANAGER

Gregory K. Phelps	Other Registered Investment Companies: Four (4) funds
with assets of approximately $3.4 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

Mark T. Maloney	Other Registered Investment Companies: Four (4) funds
with assets of approximately $3.4 billion
Other Pooled Investment Vehicles: None
Other Accounts: None

The Subadviser does not receive a fee based upon the investment performance of any of the accounts included under “Other Accounts Managed by the Portfolio Managers” in the table above.

Conflicts of Interest. When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Subadviser has adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. The Subadviser has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interests. See “Compensation of Portfolio Managers” below.

• A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings (“IPOs”) and private placements. If, for example, an IPO that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the IPO. The Subadviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives.

• A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Subadviser generally require that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances also may arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, the Subadviser will place the order in a manner intended to result in as favorable a price as possible for such client.

• A portfolio manager could favor an account if the portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Subadviser receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager’s compensation. The investment performance on specific accounts is not a factor in determining the portfolio manager’s compensation. See “Compensation of Portfolio Managers” below. The Subadviser does not receive a performance-based fee with respect to any of the other accounts managed by the portfolio managers of the Fund described above.

• A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest. The Subadviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts.

• If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern could disadvantage either the account that is long or short. In making portfolio manager assignments, the Subadviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security. While these accounts have many similarities, the investment performance of each account will be different due to differences in fees, expenses and cash flows.

Compensation of Portfolio Managers. The Subadviser has adopted a system of compensation for portfolio managers and others involved in the investment process that is applied systematically among investment professionals. At the Subadviser, investment professionals are compensated with a combination of base salary and performance bonuses (e.g., cash and deferral awards). The following describes each component of the compensation package for the individuals identified as a portfolio manager for the Fund.

• Base salaries. Base salaries are market-based and fixed. Salary ranges are reviewed and adjusted annually. Individual salary adjustments are based on individual performance against mutually-agreed-upon objectives and development of technical and experiential skills.

• Performance Bonuses. Performance bonuses take the form of cash and deferred incentives.

• Short-Term Cash Incentives. Short-term incentives take the form of annual cash awards. Individual targets are market-based and actual awards are tied to performance against various objective measures and on overall personal performance ratings. These include:

Investment Performance. The majority of the bonus considered under the plan is based on investment performance of accounts managed by the investment professional over one, three and five year periods (to the extent applicable) on an absolute return basis.

• Financial Performance of the Subadviser. The financial performance of the Subadviser and its parent corporation are also considered in determining bonus awards.

• Non-Investment Performance. The more intangible contributions of an investment professional to the Subadviser’s business, including new strategy idea generation, professional growth and development, and management, where applicable, are evaluated in determining the amount of any bonus award.

• Long-Term Incentives. All investment professionals are eligible for participation in a deferred incentive plan. 100% of the eligible awards are invested in the strategies that the team manages as well as other strategies managed by other teams at the Subadviser. The Subadviser believes that owning units in the same strategies a team manages aligns the performance goals of both client and manager giving the team added incentive to act in the best interest of the Company’s clients.

As an added incentive, certain investment professionals (considered officers of Manulife Financial) would receive a portion of their award in Manulife Restricted Share Units (“RSUs”) or stock options. This plan is based on the value of the underlying common shares of Manulife Financial.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Portfolio Manager	Range of Beneficial Ownership

Gregory K. Phelps	$1-$10,000

Mark T. Maloney	$1-$10,000

Information about the Analytic portfolio managers
Management Biographies

Below is an alphabetical list of the Analytic portfolio managers who share joint responsibility for the implementation and execution of the Fund’s options strategy. It provides a brief summary of their business careers. Information is provided as of December 1, 2013.

Harindra de Silva, Ph. D., CFA
President and Portfolio Manager, Analytic Investors, LLC since 1995
Began business career in 1984
Joined Fund team in 2007

Gregory M. McMurran
Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1976
Began business career in 1976
Joined Fund team in 2007

Dennis Bein, CFA
Chief Investment Officer and Portfolio Manager, Analytic Investors, LLC since 1995
Began business career in 1990
Joined Fund team in 2007

Other Accounts the Portfolio Managers are Managing

The table below indicates for each portfolio manager information about the accounts over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of October 31, 2013. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

	Registered
	Investment		Other Pooled
	Companies		Investment Vehicles		Other Accounts

	Number	Total	Number	Total	Number	Total
	of	Assets	of	Assets	of	Assets
	Accounts	$Million	Accounts	$Million	Accounts	$Million

Harindra	7	$2,396.9	19	$1,707.4	24	$4,195.6
de Silva	(0)	($0)	(1)	($146.7)	(2)	($467.5)

Gregory	2	$120.1	3	$61.0	1	$124.4
McMurran	(0)	($0)	(0)	($0)	(0)	($0)

Dennis	6	$2,340.2	17	$1,676.5	24	$4,071.7
Bein

Registered
Investment		Other Pooled
Companies		Investment Vehicles		Other Accounts

Number	Total	Number	Total	Number	Total
of	Assets	of	Assets	of	Assets
Accounts	$Million	Accounts	$Million	Accounts	$Million

(0)	($0)	(1)	($146.7)	(2)	($467.5)

Note: ( ) represent the number and value of accounts, within the total accounts that are subject to a performance-based advisory fee.

Conflicts of Interest. Conflicts of interest may arise because the Fund’s portfolio managers have day-to-day management responsibilities with respect to both the Fund and various other accounts. These potential conflicts include:

• Limited Resources. The portfolio managers cannot devote their full time and attention to the management of each of the accounts that they manage. Accordingly, the portfolio managers may be limited in their ability to identify investment opportunities for each of the accounts that are as attractive as might be the case if the portfolio managers were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where the accounts have different investment strategies.

• Limited Investment Opportunities. Other clients of either Subadviser may have investment objectives and policies similar to those of the Fund. Either Subadviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of each Subadviser to allocate advisory recommendations and the placing of orders in a manner that it believes is equitable to the accounts involved, including the Fund. When two or more clients of a Subadviser are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

• Different Investment Strategies. The accounts managed by the portfolio managers have differing investment strategies. If the portfolio managers determine that an investment opportunity may be appropriate for only some of the accounts or decide that certain of the accounts should take different positions with respect to a particular security, the portfolio managers may effect transactions for one or more accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other accounts.

• Variation in Compensation. A conflict of interest may arise where a Subadviser is compensated differently by the accounts that are managed by the portfolio managers. If certain accounts pay higher management fees or performance-based incentive fees, the portfolio managers might be motivated to prefer certain accounts over others. The portfolio managers might also be motivated to favor accounts in which they have a greater ownership interest or accounts that are more likely to enhance the portfolio managers’ performance record or to otherwise benefit the portfolio managers.

• Selection of Brokers. The portfolio managers select the brokers that execute securities transactions for the accounts that they supervise. In addition to executing trades, some brokers provide the portfolio managers with research and other services which may require the payment of higher brokerage fees than might otherwise be available. The portfolio managers’ decision as to the selection of brokers could yield disproportionate costs and benefits among the accounts that they manage, since the research and other services provided by brokers may be more beneficial to some accounts than to others.

Where conflicts of interest arise between the Fund and other accounts managed by the portfolio managers, the portfolio managers will use good faith efforts so that the Fund will not be treated materially less favorably than other accounts. There may be instances where similar portfolio transactions may be executed for the same security for numerous accounts managed by the portfolio managers. In such instances, securities will be allocated in accordance with the Adviser’s trade allocation policy.

Compensation of Portfolio Managers. Our compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of the firm in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period and no specific benchmark is used to measure performance. Compensation based on investment strategy performance is not tied to individual account performance, but rather, each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year. Analytic has granted equity interests to each employee of the firm. These equity interests entitle the employee to a certain share of Analytic’s net operating income (which is net of compensation expenses, including variable compensation) at year end. No single individual can hold more than 20% of the equity interests issued by Analytic and, in the aggregate, 60% of the equity interests issued will be held by investment team personnel.

Share Ownership by Portfolio Managers. The following table indicates as of October 31, 2013 the value, within the indicated range, of shares beneficially owned by the portfolio managers in the Fund.

Range of
Beneficial
Portfolio Manager	Ownership

Harindra de Silva, PH. D., CFA	None

Gregory M McMurran	None

Dennis Bein, CFA	None

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) Not applicable

(b) REGISTRANT PURCHASES OF EQUITY SECURITIES

			Total Number	Maximum
			of	Number
			Shares	of Shares
			Purchased	that May
	Total	Average	as Part of	Yet Be
	Number of	Price	Publicly	Purchased
	Shares		Announced	Under the
Period	Purchased	per Share	Plans*	Plans

Nov-12	-	-	-	3,773,475
Dec-12	-	-	-	3,773,475*
Jan-13	-	-	-	3,773,475
Feb-13	-	-	-	3,773,475
Mar-13	-	-	-	3,773,475
Apr-13	-	-	-	3,773,475
May-13	-	-	-	3,773,475
Jun-13	-	-	-	3,773,475
Jul-13	-	-	-	3,773,475
Aug-13	-	-	-	3,773,475
Sep-13	30,792	$17.415	30,792	3,742,683
Oct-13	162,566	$18.212	193,358	3,580,117
Total	193,358	$18.085

*In December 2007, the Trustees approved a share repurchase plan, which has been subsequently reviewed and approved by the Board of Trustees each year in December. Under the current share repurchase plan, the Fund may repurchase in the open market up to 10% of its outstanding common shares as of December 31, 2012. The current share repurchase plan will remain in effect between January 1, 2013 and December 31, 2013.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Revisions to the Governance Committee Charter are as follows.

Effective   September 27, 2013, the   Board of Trustees of the   fund amended and restated in its entirety the   By--laws of the fund (the “Amended and Restated By--laws”).   The Amended and Restated  By--laws include, among other changes, provisions that:  (i) require a shareholder to  give written advance notice and other information to the fund of the shareholder’s nominees for Trustees and proposals for other business to be considered at shareholders’ meetings, or in the event a   shareholder proposes to seek a   shareholder action by written consent or request a  special meeting of shareholders; (ii) require any such notice by a shareholder to be accompanied by certain  information  as provided  in  the By--laws;  (iii) provide that Trustees may be nominated by shareholders only at an annual meeting of the   fund or special meeting in lieu of an annual meeting; and (iv) reserve to the Trustees the exclusive power to adopt, alter, amend or repeal any provision of the  By--laws or to make new By--laws, except where the Declaration of Trust,  By--

laws or applicable law would also require a shareholder vote to effect such adoption, alteration, amendment or repeal. The  foregoing description of the  By--laws is qualified in its entirety by the full text   of   the Amended and Restated By--laws effective   as of September 27, 2013, which are  available   by writing to the   Secretary of the   fund at 601   Congress Street, 11th Floor, Boston, Massachusetts 02210.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Proxy Voting Policies and Procedures are attached.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(3) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Tax-Advantaged Dividend Income Fund

By:	/s/ Hugh McHaffie
------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Hugh McHaffie
-------------------------------
Hugh McHaffie
President

Date:	December 20, 2013

By:	/s/ Charles A. Rizzo
--------------------------------
Charles A. Rizzo
Chief Financial Officer

Date:	December 20, 2013